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U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 20, 2003

AMERICAN SCIENCE AND ENGINEERING, INC.
(Exact Name Of Registrant As Specified In Its Charter)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

1-6549	04-2240991
(Commission File Number)	(I.R.S. Employer Identification No.)
829 MIDDLESEX TURNPIKE, BILLERICA, MASSACHUSETTS	01821
(Address of Principal Executive Offices)	(Zip Code)

(978) 262-8700
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

        On May 20, 2003, American Science and Engineering, Inc. announced that the Company's Board of Directors had replaced Ralph S. Sheridan as President and Chief Executive Officer. A copy of the press release issued on May 20, 2003 regarding the replacement of Mr. Sheridan is filed as Exhibit 99.1.

ITEM 7. EXHIBITS

Exhibit Number	Description
99.1	Press Release dated May 20, 2003

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 20, 2003	AMERICAN SCIENCE AND ENGINEERING, INC.
	By:	/s/ PAUL THEODORE OWENS Paul Theodore Owens Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company dated May 20, 2003, announcing replacement of Mr. Ralph S. Sheridan as President and Chief Executive Officer.

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SIGNATURE
EXHIBIT INDEX